United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 4, 2025

Date of Report (Date of earliest event reported)

GLOBALINK INVESTMENT INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41122	36-4984573
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Continental Drive, Suite 401 Newark, Delaware	19713
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +6012 405 0015

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment of Trust Agreement

On December 9, 2021, Globalink Investment Inc., a company incorporated under the laws of Delaware (the “Company”), consummated its initial public offering (the “Offering”). In connection therewith, the Company entered into an Investment Management Trust Agreement, dated December 6, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”). The form of the Trust Agreement was initially filed as an exhibit to the Company’s Registration Statement on Form S-1 (File No. 333-261222) for the Offering. The Trust Agreement was first amended on March 6, 2023, and the Amendment No. 1 to the Trust Agreement was filed as exhibit 10.1 to the Form 8-K (File No. 001-41122) filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on March 10, 2023. The Trust Agreement was amended a second time on November 30, 2023, and the Amendment No. 2 to the Trust Agreement was filed as exhibit 10.1 to the Form 8-K (File No. 001-41122) filed by the Company with the SEC on December 4, 2023. The Trust Agreement was amended a third time on December 3, 2024, and the Amendment No. 3 to the Trust Agreement was filed as exhibit 10.1 to the Form 8-K (File No. 001-41122) filed by the Company with the SEC on December 6, 2024.

On June 4, 2025, at 9:00 a.m. ET, the Company held a special meeting of its stockholders at https://www.cstproxy.com/globalinkinvestment/sm2025, pursuant to due notice (the “Special Meeting”). At the Special Meeting, the Company’s stockholders entitled to vote at the meeting cast their votes and approved a proposal to amend the Trust Agreement to conform the procedures in the Trust Agreement by which the Company may extend the date on which Continental must liquidate the trust account of the Company for its public stockholders (the “Trust Account”) if the Company has not completed its initial business combination to the procedures in an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Amendment of Charter”), which was also approved by the Company’s stockholders at the meeting and which is described under Item 5.03 below, which description is incorporated herein by reference.

The foregoing summary of the amendment to the Trust Agreement is qualified by the full text of the Amendment No. 4 to Investment Trust Agreement dated June 4, 2025 by and between the Company and Continental included as Exhibit 10.1 hereto, which is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

Amendment of Certificate of Incorporation

As described in Item 5.03 below, which description is incorporated herein by reference, the stockholders of the Company approved an amendment to the Amended and Restated Certificate of Incorporation of the Company at the Special Meeting held on June 4, 2025, and the Company subsequently filed the Amendment of Charter with the Delaware Department of State.

Item 5.03. Articles of Incorporation or Bylaws.

The stockholders of the Company approved the Amendment of Charter at the Special Meeting, changing the structure and cost of the Company’s right to extend the date (the “Termination Date”) by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”), (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s outstanding public shares of common stock included as part of the units sold in the Company’s initial public offering that closed on December 9, 2021 (the “IPO”), which is June 9, 2025 before the Amendment of Charter is approved and adopted.

The Amendment of Charter allows the Company to extend the Termination Date by up to six (6) monthly extensions, to December 9, 2025 (each of which we refer to as an “Extension”, and such later date, the “Extended Deadline”). To obtain each extension, the Company, its sponsor or any of their affiliates or designees must deposit into the Company’s Trust Account with Continental by the deadline applicable prior to the extension $0.15 per public share for each monthly extension.

Following receipt of stockholder approval of the Amendment of Charter, the Company filed the Amendment of Charter with the Delaware Department of State. The foregoing summary is qualified by the full text of the Amendment to the Amended and Restated Certificate of Incorporation, as amended, included as Exhibit 3.1 hereto, which is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 4, 2025, at 9:00 a.m. ET, the Company held a special meeting of its stockholders at https://www.cstproxy.com/globalinkinvestment/sm2025, pursuant to due notice. On the record date of May 13, 2024, the Company had 3,722,511 shares of common stock entitled to vote at the Special Meeting. At the Special Meeting, holders of the Company’s outstanding shares of common stock voted on three of the four proposals presented, the Extension Amendment Proposal, the Trust Amendment Proposal, and the Director Election Proposal, each as described in the proxy statement dated May 20, 2025. The Stockholders entitled to vote at the Special Meeting cast their votes as described below:

Proposal 1- Extension Amendment Proposal

The stockholders of the Company approved the proposal (the “Extension Amendment Proposal”) to amend Company’s amended and restated certificate of incorporation, as amended, to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination,” (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s outstanding public shares of common stock included as part of the units sold in the Company’s initial public offering that was consummated on December 9, 2021, which we refer to as the “IPO,” from June 9, 2025 to, if the Company elects to extend the date to consummate a business combination, for up to six times of monthly extensions, December 9, 2025, unless the closing of the Company’s initial business combination shall have occurred. The following is a tabulation of the voting results:

Common Stock:

	Votes For	Votes Against	Abstentions
Number of Shares Voted:	3,445,000	0	0
Percentage of Outstanding Shares of Common Stock:	100.0%	0.0%	0.0%

Proposal 2 - Trust Amendment Proposal

The stockholders of the Company approved the proposal to amend the Company’s Trust Agreement with Continental (the “Trust Amendment Proposal”), pursuant to which the Company’s Trust Agreement with Continental be amended to extend the time for the Company to complete its initial business combination under the Trust Agreement from (x) June 9, 2025, to (y) up to December 9, 2025, if the Company elects to extend the date to consummate a business combination, for up to six times of monthly extensions, by depositing into the Trust Account $0.15 per public share for each one-month extension from June 9, 2025 to December 9, 2025, unless the Closing of the Company’s initial business combination shall have occurred. The following is a tabulation of the voting results:

Common Stock:

	Votes For	Votes Against	Abstentions
Number of Shares Voted:	3,445,000	0	0
Percentage of Outstanding Shares of Common Stock:	100%	0.0%	0.0%

Proposal 3 – Director Election Proposal

The stockholders of the Company approved the proposal to re-elect each of Say Leong Lim as a Class III director of the Company, until the annual meeting of the Company to be held in 2028 or until his successors are appointed and qualified. The following is a tabulation of the voting results:

Common Stock:

Re-election of Say Leong Lim

	Votes For	Votes Against	Abstentions
Number of Shares Voted:	3,445,000	0	0
Percentage of Outstanding Shares of Common Stock:	100.0%	0.0%	0.0%

Proposal 4 – Adjournment Proposal

The fourth proposal to adjourn the Special Meeting (the “Adjournment Proposal”) was not presented at the Special Meeting since the Extension Amendment Proposal, the Trust Amendment Proposal, and the Director Election Proposal received sufficient favorable votes to be adopted.

Item 7.01. Regulation FD Disclosure.

A press release describing the results of the Special Meeting is attached hereto as Exhibit 99.1

Item 8.01. Other Events.

Redemption of Public Shares

In connection with the approval of the Extension Amendment Proposal and the Trust Amendment Proposal at the Special Meeting, holders of 204,910 shares of the Company’s common stock (the “Public Shares”) exercised their right to redeem those shares, leaving 72,601 Public Shares outstanding.

Item 9.01. Exhibits.

Exhibit Number	Description of Exhibit
3.1	Fourth Amendment to the Amended and Restated Certificate of Incorporation of the Company dated June 4, 2025.
10.1	Amendment No. 4 to Investment Management Trust Agreement dated June 4, 2025 by and between the Company and Continental Stock Transfer and Trust Company.
99.1	Press Release
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 10, 2025

GLOBALINK INVESTMENT INC.

By:	/s/ Say Leong Lim
Name:	Say Leong Lim
Title:	Chief Executive Officer, Chief Financial Officer and Chairman of the Board of Directors